                                                                   EXHIBIT 10.16


                                FOURTH AMENDMENT
                     TO 7000 BROADWAY BUILDING OFFICE LEASE
                                    between
                    DENVER JACK LIMITED PARTNERSHIP (Lessor)
                                      and
           ALLOS THERAPEUTICS, INC., A Delaware Corporation (Lessee)
                              Dated June 29, 1998

THIS FOURTH AMENDMENT is to that certain office lease (the "Lease") dated October 30, 1995, First Amendment to 7000 Broadway Building Office lease dated October 30, 1995, Second Amendment to 7000 Broadway Building Office Lease dated June 7, 1996, and Third Amendment to 7000 Broadway Building Office Lease dated March 26, 1998, by and between DENVER JACK LIMITED PARTNERSHIP ("Lessor") and ALLOS THERAPEUTICS, INC., A DELAWARE CORPORATION ("Lessee") with respect to approximately 4,022 and 2,308 square feet of space on the 3rd floor, known as Suite 310 and 320 (the "Premises"), in the building known as 7000 Broadway, Denver, Colorado (the "Building"). In the event of any conflict between the terms and provisions of the Lease as amended by the First, Second and Third Amendments, and the terms and provisions of this Fourth Amendment, the terms and provisions of this Third Amendment shall control.

     1. AMENDMENT TO ARTICLE 34 OF RIDER NUMBER ONE TO THE LEASE DOCUMENT AND
        ARTICLE 1 OF THE SECOND AMENDMENT. Lessor and Lessee do hereby agree that effective July 15, 1998 or when Landlord delivers Premises to Tenant (the "Effective Date") the description of the Premises shall be deemed to be amended to include approximately 9,208 rentable square feet of office space located on the fourth (4th) floor known as Suite 400 (the "New Premises") as outlined on the diagram of the fourth (4th) floor of the building, attached hereto as Exhibit "A".

        As of the Effective Date, Lessee shall be released of its obligation from suite 310 excluding the shower area consisting of approximately 3,882 rentable square feet leaving approximately 2,448 rentable square feet in suite 320 and shower area ("suite 320"), attached hereto as Exhibit "C".

        Lessee's right to occupy and obligation to pay Base Rent on the "New Premises" shall commence on the "Effective Date" and shall terminate with the lease term which is redefined in paragraph 2 of this Fourth Amendment.

        Except as otherwise specifically provided herein, as of the "Effective Date" any reference to the term "Premises" and/or "New Premises" in the Lease or any amendments thereto, including this Amendment, shall be known as suite 400, approximately 9,208 rentable square feet and suite 320, approximately 2,448 rentable square feet and Lessee's occupancy thereof shall be subject to all of the terms and conditions of the Lease.

     2. AMENDMENT TO ARTICLE 1 OF THE LEASE DOCUMENT AND ARTICLE 2 OF THE SECOND AMENDMENT. Lessor and lessee do hereby agree that as of the "Effective Date", the lease term as described in Article 1 of the Lease and Article 2 of the Second Amendment shall remain the same for suite 320 and shall be extended through July 14, 2002 for suite 400.

     3. AMENDMENT TO ARTICLE 35 OF RIDER NUMBER ONE TO THE LEASE DOCUMENT AND
        ARTICLE 3 OF THE SECOND AMENDMENT. As of the "Effective Date", Lessor and Lessee do hereby agree that the Rent obligation in Article 35 of Rider Number One and Article 3 of the Second Amendment to the lease document be amended as outlined below:


               Suite 400 Approximately 9,208 Rentable Square Feet
               --------------------------------------------------


07/15/98 - 07/31/98      $ 5,680.74 per month     ($13.50/RSF/Yr)
08/01/98 - 07/31/99      $10,359.00 per month     ($13.50/RSF/Yr)
08/01/99 - 07/31/00      $10,550.83 per month     ($13.75/RSF/Yr)
08/01/00 - 07/31/01      $10,934.50 per month     ($14.25/RSF/Yr)
08/01/01 - 06/30/02      $11,126.33 per month     ($14.50/RSF/Yr)
07/01/02 - 07/14/02      $ 5,024.79 per month     ($14.50/RSF/Yr)



               Suite 320 Approximately 2,448 Rentable Square Feet
               --------------------------------------------------



07/15/98 - 7/31/98       $ 1,393.45               ($12.10/RSF/Yr)


        08/01/98 - 12/31/98          $2,541.00 per month         ($12.10/RSF/Yr)
        01/01/99 - 06/30/01          $2,608.20 per month         ($12.42/RSF/Yr)

        Such other charges as may be required by the terms of this Lease to be paid by Lessee may be referred to in the Lease document as "Additional Rent." Lessor shall have the same rights as to the Additional Rent as it has to the payment of the rent set forth above.

        All Payments are due on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. Rent for any period during the term hereof, which is less than one month, shall be prorated based on a thirty (30) day calendar month. All rents payable hereunder shall be paid to Lessor in lawful money of the United States of America constituting legal tender at the time of payment, at the office of the building or to such other person at such other place as Lessor may, from time to time, designate in writing. The current payments or notice to Lessor shall be c/o CB Commercial Real Estate Group, Inc., 1050 Seventeenth Street, Suite 800, Denver, Colorado 80265.

     4. LESSEE IMPROVEMENTS. Lessor shall provide "turnkey" Lessee improvements with building standard materials per the attached Exhibit "A" prepared by McDermott Planning dated March 26, 1998. Any increase in cost of the Lessee improvements due to Lessee changing, modifying or altering the plan shall be the responsibility of Lessee.

     5. AMENDMENT TO ARTICLE 39 OF RIDER NUMBER ONE OF THE LEASE DOCUMENT AND
        ARTICLE 5 OF THE SECOND AMENDMENT. As of the Effective Date, Lessee shall have the right to use on an unassigned, unreserved basis, one (1) parking space for every 200 rentable square feet leased in the 7000 Broadway parking area free of charge for the term of the Lease.

     6. AMENDMENT TO ARTICLE 38 OF RIDER NUMBER ONE OF THE LEASE DOCUMENT AND
        ARTICLE 6 OF THE SECOND AMENDMENT. Lessee's percentage of Operating Expenses as of the "Effective Date" shall be 5.39% for suite 320 and 20.27% for suite 400.

     7. MOVING ALLOWANCE. Lessor shall provide Lessee with up to $18,416.00 to offset costs associated with moving of furniture, equipment, telecommunications and data communications lines, and changing of letterhead. Said allowance shall be paid to Lessee upon Lessee's furnishing original receipts of each expense to Lessor.

     8. CONFLICTS. If there is any conflict between the terms and provisions of this Fourth Amendment and the terms and provisions of the Lease as amended by the First, Second and Third Amendments, the terms and provisions of this Third Amendment shall govern. Except as herein specifically set forth, all other provisions of the Lease shall remain in full force and effect and be binding upon the parties in accordance with their terms.

LESSOR:                                      LESSEE:

DENVER JACK LIMITED PARTNERSHIP BY           ALLOS THERAPEUTICS
CB RICHARD ELLIS, INC. PROPERTY              A DELAWARE CORPORATION
MANAGER

By:  /s/  [ILLEGIBLE]                        By:  /s/  STEPHEN J. HOFFMAN
     ---------------------------------            -----------------------------

Its:   Vice President                        Its:   President
     ---------------------------------            -----------------------------

By:  /s/  [ILLEGIBLE]
     ---------------------------------

Its:   Senior Vice President
     ---------------------------------


STATE OF COLORADO

COUNTY OF ADAMS

     The foregoing instrument was acknowledge before me this 1st day of July, 1998 by Stephen J. Hoffman as President.

Witness my hand and official seal.

My commission expires: May 2, 1999                 /s/ LISA D. LANGE
(SEAL)                                             ---------------------------
                                                   Notary Public




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                                 CB COMMERCIAL








                                 [EXHIBIT "A"]









                                ALLOS SPACE PLAN
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                                  [FLOOR PLAN]
















                                 [EXHIBIT "B"]

                                 7000 BROADWAY
                                   MANAGED BY
                                 CB COMMERCIAL







                                 [EXHIBIT "C"]









                               ALLOS THIRD FLOOR
                                  2448 R.S.F.


NOT TO SCALE                                                     [NORTH LOGO]